Exhibit (9) iii under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                                              BT ADVISOR FUNDS
                                      (formerly, BT Global Investors)


                                                 EXHIBIT D
                                                   TO THE
                                   ADMINISTRATION AND SERVICES AGREEMENT
                                       MADE AS OF SEPTEMBER 15, 1995
                                                  BETWEEN
                                 BT ADVISOR FUNDS AND BANKERS TRUST COMPANY
                                         AS REVISED: AUGUST 7, 1996


                                                             FEE
Global High Yield Securities Fund...........................0.95%
Capital Appreciation Fund...................................0.65%
Small Cap Fund..............................................0.65%
International Equity Fund...................................0.85%
Pacific Basin Equity Fund...................................0.75%
Latin American Equity Fund..................................0.95%
U.S. Bond Index Fund
      Advisor Class.........................................0.20%
      Institutional Class...................................0.20%
Equity 500 Equal Weighted Index Fund
      Advisor Class.........................................0.30%
      Institutional Class...................................0.15%
Small Cap Index Fund
      Advisor Class.........................................0.25%
      Institutional Class...................................0.20%
EAFE(R) Equity Index Fund
      Advisor Class.........................................0.30%
      Institutional Class...................................0.15%
Growth Fund
      Intermediary Class Shares.............................0.65%
      Investment Class Shares...............................0.65%
Growth and Income Fund
      Intermediary Class Shares.............................0.65%
      Investment Class Shares...............................0.65%